UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 14, 2018

ASHFORD HOSPITALITY PRIME, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)    Entry into Material Contract with Named Executive Officer and Compensatory Arrangements of Certain Officers

On March 9, 2018, the Board of Directors (the “Board”) of Ashford Hospitality Prime, Inc. (the “Company”) approved the recommendations of the Compensation Committee of the Board with respect to the grant of time-based equity awards and performance-based equity awards to the following current and former executive officers pursuant to the Ashford Hospitality Prime, Inc. 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”), with a grant date of March 14, 2018, as set forth below:

Executive Officer	Time-based Shares/LTIPs Awarded (#)	Target Performance- based Shares/LTIPs Awarded (#)
Monty J. Bennett, Former Chief Executive Officer and Chairman of the Board (1)	74,093	74,093
Richard J. Stockton, Chief Executive Officer and President (2)	74,093	74,093
David A. Brooks, Chief Transactions Officer and General Counsel	38,811	38,811
Deric S. Eubanks, Chief Financial Officer and Treasurer	31,250	31,250

(1)  Elected to receive 74,093 special long-term incentive partnership units (“LTIP Units”) in Ashford Hospitality Prime Limited Partnership, the Company’s operating subsidiary (“Subsidiary”) for the time-based awards granted and 148,185 LTIP Units for the performance-based awards granted (representing the maximum number that may be earned, and subject to forfeiture if the vesting criteria is not met).  Vested LTIP Units, upon achieving economic parity with the Common Limited Partnership Units of the Subsidiary (“Common Units”), are convertible into Common Units at the option of the executive officer.  Common units are redeemable for cash, or, at the option of the Company, for common stock of the Company on a one-for-one basis.  Monty J. Bennett served as the Chief Executive Officer of the Company until November 14, 2016 and remains Chairman of the Board.

(2) Richard J. Stockton was appointed as Chief Executive Officer of the Company on November 14, 2016 and President of the Company on April 27, 2017.

These equity awards are granted in two equal components:

•                  Time-Based Awards (50%) — Half of the shares/units are awarded in the form of time-based shares/units.  These shares/units vest in three equal annual installments following the date of grant, and dividends are paid on unvested shares/units.

•                  Performance-Based Awards (50%) — Half of the shares/units are awarded in the form of performance-based shares/units.  Assuming continued service through the vesting date and achievement of the specified performance-based vesting criteria, the shares/units will generally vest on December 31, 2020.  The actual number of shares/units to be issued upon vesting can range from 0% to 200% of the target number of shares/units awarded based on the achievement of a specified relative total stockholder return of the Company.  Award levels between the threshold and target performance and between the threshold and maximum performance are interpolated.  Dividends are accrued and paid on the actual number of shares/units vesting in the form of additional shares/units.

The time-based and the performance-based awards will be issued pursuant to award agreements entered into by the Company and the executive officer that are substantially consistent with  previously filed award agreements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2018

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Transactions Officer, General Counsel and Secretary